SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2003

Crown Financial Group, Inc.

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-23410	13-1924455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 459-9500

(Registrant’s telephone number, including area code)

Crown Financial Group, Inc.

Current Report on Form 8-K

Item 5. Other Events and Regulation FD Disclosure

On November 14, 2003 the registrant issued a press release announcing the modification of its trading symbol effective November 17, 2003 and an update on the Company’s financial inquiry. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

1.	Financial Statements

Not required

2.	Pro forma Financial Information

Not required

3.	Exhibits

	Exhibit No.	Description

	99.1	Press release of registrant issued November 14, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: November 14, 2003

CROWN FINANCIAL GROUP, INC.

By:	/S/ MICHAEL T. DORSEY

	Name:	Michael T. Dorsey
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of registrant dated November 14, 2003.